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                                                       Deutsche Asset Management


Morgan Grenfell Investment Trust
Emerging Markets Equity
Institutional and Investment Class

Supplement dated August 7, 2000 to Prospectuses dated February 28, 2000

The following replaces the "Portfolio Managers" section in the Fund's
Prospectuses:

The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Daniel Salter, Fund Manager of Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 .  Joined the investment adviser in 1994.
 .  Analyst with an emphasis on the Central and European markets.
 .  5 years of investment industry experience.

Ong Eng-Hock, CFA, Director of Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 .  Joined the investment adviser in 1992.
 .  12 years of investment industry experience.
 .  Analyst specializing in emerging markets of Asia, in particular, Malaysia the
   Indian sub-continent and Korea.
 .  MBA, University of Singapore.

Gavin Grant, Fund Manager, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 .  Joined the investment adviser in 1997
 .  9 years of investment industry experience
 .  Analyst with an emphasis on the Latin American markets
 .  Associate of the Institute of Investment Management and Research



                                                       A Member of the
                                                       Deutsche Bank Group  [/]
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Richard Rothwell, Fund Manager, Deutsche Asset Management Investment Services
Limited and Co-Manager of the Fund.

 .  Joined the investment adviser in 1997. Prior to that, portfolio manager,
   Hermes Investment Management Limited from 1993-1997.
 .  6 years investment industry experience.
 .  Analyst with an emphasis on emerging markets.


               Please Retain This Supplement for Future Reference

SUPP354 (8/00)

CUSIP: 61735K109